For the semi-annual period ended 4/30/13
File number 811-07064

               SUB-ITEM 77-0

               EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Target Portfolio Trust - Small
Capitalization Value Portfolio


1.   Name of Issuer:  Graphic Packaging Holding Company


2.   Date of Purchase:  December 13, 2012


3.   Number of Securities Purchased:  12,600


4.   Dollar Amount of Purchase:  $76,860


5.   Price Per Unit:  $6.10


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  Goldman Sachs & Co


7.   Other Members of the Underwriting Syndicate
     See Exhibit A

EXHIBIT A

UNDERWRITER
Merrill Lynch, Pierce, Fenner & Smith Inc.
JP Morgan Securities LLC
Citigroup Global Markets Inc.
Deutsche Bank Securities Inc.
Robert W. Baird & Co. Inc.
Oppenheimer & Co Inc.



For the semi-annual period ended 4/30/13
File number 811-07064

               SUB-ITEM 77-0

               EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Target Portfolio Trust - Small
Capitalization Value Portfolio


1.   Name of Issuer:  Bright Horizons Family Solutions, Inc.


2.   Date of Purchase:  January 24, 2013


3.   Number of Securities Purchased:  1,800


4.   Dollar Amount of Purchase:  $39,600


5.   Price Per Unit:  $22.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  Goldman Sachs & Co


7.   Other Members of the Underwriting Syndicate
     See Exhibit A

EXHIBIT A

UNDERWRITER
JP Morgan Securities
Barclays Capital
BofA Merrill Lynch, Pierce, Fenner & Smith Inc.
Credit Suisse
Robert W. Baird & Co
BMO Capital Markets
Stifel Nicolaus & Co
SMBC Nikko Capital Markets



For the semi-annual period ended 4/30/13
File number 811-07064

               SUB-ITEM 77-0

               EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Target Portfolio Trust - Small
Capitalization Growth Portfolio


1.   Name of Issuer:  Chuy Holdings, Inc.


2.   Date of Purchase:  January 24, 2013


3.   Number of Securities Purchased:  9,490


4.   Dollar Amount of Purchase:  $237,250.00


5.   Price Per Unit:  $25.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:     Jefferies & Company, Inc
      Robert W. Baird & Co. Incorporated


7.   Other Members of the Underwriting Syndicate
     See Exhibit A

EXHIBIT A

UNDERWRITER
KeyBanc Capital Markets Inc
Raymond James & Associates, Inc
Stephens Inc



For the semi-annual period ended 4/30/13
File number 811-07064

               SUB-ITEM 77-0

               EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Target Portfolio Trust - Small
Capitalization Value Portfolio


1.   Name of Issuer:  Boise Cascade Company


2.   Date of Purchase:  February 5, 2013


3.   Number of Securities Purchased:  5,800


4.   Dollar Amount of Purchase:  $121,800


5.   Price Per Unit:  $21.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  BofA Merrill Lynch


7.   Other Members of the Underwriting Syndicate
     See Exhibit A

EXHIBIT A

UNDERWRITER
Goldman, Sachs & Co
Deutsche Bank Securities Inc.
JP Morgan Securities LLC
Wells Fargo Securities LLC
D.A. Davidson & Co
Moelis & Company LLC
Piper Jaffray & Co.




For the semi-annual period ended 4/30/13
File number 811-07064

               SUB-ITEM 77-0

               EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Target Portfolio Trust - Small
Capitalization Value Portfolio


1.   Name of Issuer:  Model N


2.   Date of Purchase:  March 19, 2013


3.   Number of Securities Purchased:  5,400


4.   Dollar Amount of Purchase:  $83,700


5.   Price Per Unit:  $15.50


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  Deutsche Bank Securities Inc.


7.   Other Members of the Underwriting Syndicate
     See Exhibit A

EXHIBIT A

UNDERWRITER
JP Morgan Securities LLC
Stifel, Nicolaus & Co
Pacific Crest Securities LLC
Piper Jaffray & Co
Raymond James & Associates Inc.


For the semi-annual period ended 4/30/13
File number 811-07064

               SUB-ITEM 77-0

               EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Target Portfolio Trust - Small
Capitalization Value Portfolio


1.   Name of Issuer:  Graphic Packaging Holdings Co.


2.   Date of Purchase:  March 21, 2013


3.   Number of Securities Purchased:  20,200


4.   Dollar Amount of Purchase:  $141,400


5.   Price Per Unit:  $7.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  Goldman Sachs & Co.


7.   Other Members of the Underwriting Syndicate
     See Exhibit A

EXHIBIT A

UNDERWRITER
BofA Merrill Lynch
JP Morgan Securities LLC
Citigroup Global Markets Inc.
Deutsche Bank Securities Inc.
TPG Capital BD LLC
Robert W. Baird & Co, Inc
Oppenheimer & Co. Inc.


For the semi-annual period ended 4/30/13
File number 811-07064

               SUB-ITEM 77-0

               EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Target Portfolio Trust - Small
Capitalization Value Portfolio


1.   Name of Issuer:  St Jude Medical 4.75% 4/15/43


2.   Date of Purchase:  March 21, 2013


3.   Number of Securities Purchased:  1,650


4.   Dollar Amount of Purchase:  $163,951


5.   Price Per Unit:  $99.364


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  BofA Merrill Lynch, Pierce, Fenner
& Smith Inc


7.   Other Members of the Underwriting Syndicate
     See Exhibit A

EXHIBIT A

UNDERWRITER
Wells Fargo Securities LLC
US Bancorp Investments, Inc
Mitsubishi UFJ Securities (USA), Inc
RBS Securities Inc
BNP Paribas Securities Corp
JP Morgan Securities LLC
Mizuho Securities USA Inc
PNC Capital Markets LLC
SMBC Nikko Capital Markets Limited
SunTrust Robinson Humphrey, Inc
TD Securities (USA) LLC